Exhibit 21
                 SUBSIDIARIES OF FIRST HEALTH GROUP CORP.



First Health Strategies, Inc.           First Health Insurance Services, Inc.
Incorporated in Delaware                Incorporated in Illinois

First Health Services Corporation       First Health Benefits Administrators
Incorporated in Virginia                  Corp.
                                        Incorporated in Illinois

First Health Life & Health              American Life and Health
  Insurance Company                       Insurance Company
Incorporated in Texas                   Incorporated in Missouri

First Health Realty, Inc.               First Health Review, Inc.
Incorporated in Utah                    Incorporated in Utah

PRIMExtra, Inc.                         Cambridge Life Insurance Company
Incorporated in Delaware                Incorporated in Missouri

U.S. Administrators, Inc.               CHP Administration, Inc.
Incorporated in California              Incorporated in California

First Health of Canada, Inc.            First Health Strategies of Utah, Inc.
Incorporated in Ontario                 Incorporated in Utah

First Health Strategies of Texas, Inc.  First Health Insurance Agency, Inc.

Incorporated in Texas                   Incorporated in Ohio

First Health Strategies of              First Health Services of Tennessee, Inc.
  New Mexico, Inc.                      Incorporated in Tennessee
Incorporated in New Mexico

First Health Strategies of               First Peer Review of Florida, Inc.
  Pennsylvania Inc.                      Incorporated in Delaware
Incorporated in Pennsylvania

Midwest Benefits Corporation             First Peer Review of Hawaii
Incorporated in Michigan                 Incorporated in Delaware

First Health Strategies of               First Peer Review of Oregon
   Tennessee, Inc.                       Incorporated in Delaware
Incorporated in Delaware

First Peer Review of Illinois            First Peer Review of Michigan, Inc.
Incorporated in Delaware                 Incorporated in Delaware

First Peer Review of Wisconsin, Inc.     First Peer Review of Ohio, Inc.
Incorporated in Delaware                 Incorporated in Delaware

First Peer Review of Colorado            First Peer Review of Arizona, Inc.
Incorporated in Delaware                 Incorporated in Delaware